UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 9, 2013

CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

New York	000-30183	13-3874771
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road
Haidian District Beijing,
People’s Republic of China, 100089
(Address of principal executive offices)

(86)-10-884-52568
(Registrant's telephone number, including area code)

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Resignation of Independent Registered Public Accounting Firm.

i.

Effective January 9, 2013, Stan J. H. Lee, CPA (“Stan Lee”) resigned as the independent registered public accounting firm of China Longyi Group International Holdings Limited (the “Company”) due to the fact that Stan Lee ceased to provide auditing services to public companies. The Company’s Board of Director accepted Stan Lee’s resignation.

ii.

Stan Lee’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and during the subsequent interim period through January 9, 2013, there were (1) no disagreements with Stan Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stan Lee, would have caused Stan Lee to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

i.

Concurrent with the decision to accept Stan Lee’s resignation, the Board of Directors of the Company approved the engagement of Tao Su, CPA (“Tao Su”) as the Company’s new independent registered public accounting firm.

ii.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through the subsequent interim period to January 9, 2013, the Company did not consult Tao Su with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Tao Su concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stan Lee with a copy of this disclosure on January 10, 2013, providing Stan Lee with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respect in which Stan Lee does not agree with the statements contained herein. A letter from Stan Lee dated January 14, 2013 is attached as Exhibit 16.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Stan J. H. Lee, CPA, dated January 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2013

CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED

By: /s/ Jie Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Stan J. H. Lee, CPA, dated January 14, 2013.